                                                                    EXHIBIT 99.2


                              ESTOPPEL AND RELEASE

         THIS ESTOPPEL AND RELEASE (this "Agreement") is made and entered into as of the 23rd day of May, 2000 by and between JDN Development Company, Inc. ("JDN Development") and JDN Realty Corporation ("JDN Realty") and their Affiliates (collectively, "JDN"), Wal-Mart Stores, Inc. ("Wal-Mart Stores") and Wal-Mart Real Estate Business Trust (Wal-Mart Trust"; collectively with Wal-Mart Stores, "Wal-Mart") and Lowe's Companies, Inc. ("Lowe's Companies") and Lowe's Home Centers, Inc. ("Lowe's Home Centers"; collectively with Lowe's Companies, "Lowe's").

                              W I T N E S S E T H:

         WHEREAS, as of the date of this Agreement, Wal-Mart and JDN are parties to written leases of land and related improvements (the "Existing Wal-Mart Leases"), including, without limitation, the Existing Wal-Mart Leases listed on Exhibit A-1 hereto;

         WHEREAS, as of the date of this Agreement, Lowe's and JDN are parties to written leases of land and related improvements (the "Existing Lowe's Leases"), including, without limitation, the Existing Lowe's Leases listed on Exhibit A-2 hereto (the Existing Lowe's Leases, together with the Existing Wal-Mart Leases, shall be collectively referred to as the "Existing Leases");

         WHEREAS, prior to the date of this Agreement, Wal-Mart has purchased land and related improvements from JDN (the "Wal-Mart Purchases"), including, without limitation, the Wal-Mart Purchases listed on Exhibit B-1 hereto;

         WHEREAS, prior to the date of this Agreement, Lowe's has purchased land and related improvements from JDN (the "Lowe's Purchases"), including, without limitation, the Lowe's Purchases listed on Exhibit B-2 hereto (the Lowe's Purchases, together with the Wal-Mart Purchases, shall collectively be referred to as the "Purchases");

         WHEREAS, in addition to the Existing Leases and the Purchases, prior to the date of this Agreement, JDN has entered into and executed written development agreements, easements, restrictive covenants, contracts and other leases, transactions and business arrangements with Wal-Mart and Lowe's (the "Other Transactions");

         WHEREAS, prior to the date of this Agreement, JDN and Wal-Mart have entered into and executed written development agreements, purchase agreements and other written agreements with respect to projects not completed as of the date of this


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Agreement, including, without limitation, the transactions listed on Exhibit
C-1 hereto (the "Pending Wal-Mart Transactions");

         WHEREAS, prior to the date of this Agreement, JDN and Lowe's have entered into and executed written development agreements, purchase agreements and other written agreements with respect to projects not completed as of the date of this Agreement (the "Pending Lowe's Transactions"), including, without limitation, the transactions listed on Exhibit C-2 hereto (the Pending Lowe's Transactions, together with the Pending Wal-Mart Transactions, shall be collectively referred to as the "Pending Transactions");

         WHEREAS, JDN and Wal-Mart have reached agreement in principal with respect to the sale to Wal-Mart of seven (7) Wal-Mart stores for an aggregate purchase price of $71,750,000 on the terms set forth in that certain Non-Binding Letter of Intent by and between JDN and Wal-Mart dated March 27, 2000 (the "Approved Wal-Mart Sale"); however, the Approved Wal-Mart Sale, or any portion thereof, is subject to the negotiation and finalization of definitive written agreements relating thereto and the satisfaction of all conditions in connection therewith; provided, however, that the purchase price for each of the seven Wal-Mart stores has been agreed to by the parties and will not be subject to further negotiation.

         WHEREAS, as of the date of this Agreement, JDN and Wal-Mart have discussed and/or are in the process of negotiating and documenting certain leases, development agreements, purchases and other transactions (the "Proposed Wal-Mart Transactions");

         WHEREAS, as of the date of this Agreement, JDN and Lowe's have discussed and/or are in the process of negotiating and documenting certain leases, development agreements, purchases and other transactions (the "Proposed Lowe's Transactions")(the Proposed Lowe's Transactions, together with the Proposed Wal-Mart Transactions, shall collectively be referred to as the "Proposed Transactions");

         WHEREAS, in connection with various Existing Leases, Purchases, Other Transactions, and Pending Transactions (collectively, the "Transactions"), certain JDN Development representatives misrepresented to Wal-Mart and Lowe's JDN's actual land costs, site work costs and/or construction costs and the ownership of certain outparcels, which misrepresentations were made prior to April 10, 2000 and which in certain instances have been used in computing and negotiating lease terms and purchase prices in one or more ways, including, without limitation, by (a) including in JDN's land cost the cost of certain outparcels which had been conveyed to others; (b) including in JDN's land cost the value of site work done on outparcels owned by others; (c) misrepresenting JDN's actual land cost; (d) misrepresenting the development and/or construction costs of site and other construction work performed in connection with the Transactions at issue; and (e) including in JDN's land cost commissions and fees paid to certain employees (collectively, herein referred to as the "Discrepancies");



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         WHEREAS, both Wal-Mart and Lowe's have independently determined and claim that as a result of the Discrepancies each of Wal-Mart and Lowe's has suffered damages significantly in excess of Five Million Dollars;

         WHEREAS, despite the Discrepancies, JDN, Lowe's and Wal-Mart agree that the Existing Leases, Purchases, Other Transactions and Pending Transactions have been and/or will be beneficial to all parties (as applicable);

         WHEREAS, JDN, Lowe's and Wal-Mart desire that (i) JDN, Lowe's and Wal-Mart re-affirm the Existing Leases, Purchases, Other Transactions and Pending Transactions effective as of their original execution date or the original closing date, (ii) Lowe's and Wal-Mart and JDN make certain agreements with respect to the Proposed Transactions as hereinafter set forth, (iii) Lowe's and Wal-Mart and JDN grant releases with respect to the Discrepancies, and (iii) JDN compensate Lowe's and Wal-Mart as set forth below.

         NOW, THEREFORE, for and in consideration of the payment of sums set forth herein, the promises, covenants and representations contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all the parties, Wal-Mart, Lowe's and JDN hereby agree as follows:

         1.       Estoppel.

                  (a) Notwithstanding the Discrepancies, JDN, Wal-Mart and Lowe's individually affirm that each of the Existing Leases to which it is a party is, and at all times has been, valid and in full force and effect and constitutes the complete agreement between JDN and Wal-Mart or Lowe's (as applicable) with respect to the subject matter thereof.

                  (b) Notwithstanding the Discrepancies, JDN, Wal-Mart and Lowe's individually affirm that the Purchases, Other Transactions and Pending Transactions to which it is a party are, and were at all times, valid and that the documents evidencing such Purchases, Other Transactions and Pending Transactions constitute the complete agreement between JDN and Wal-Mart or Lowe's (as applicable) with respect to the subject matter thereof.

         2.       Releases; Indemnity.

                  (a) Wal-Mart and Lowe's, for themselves, their respective legal representatives, successors, assigns and Affiliates (as hereinafter defined), do hereby release, remise and forever discharge JDN and its predecessors, and all past and present officers, directors, shareholders, partners, employees, agents, representatives, attorneys, auditors and Affiliates thereof (other than the Excluded



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                           Parties, as hereinafter defined) and, as applicable,
                           their respective executors, administrators, personal representatives, legatees, heirs, successors and assigns (collectively, the "JDN Parties") from any and all actions, causes of action, claims, demands, damages, liabilities and obligations to the Tenant Parties (as hereinafter defined) of every kind and nature, whether absolute or contingent, liquidated or unliquidated, due or to become due, whether known or unknown, or whether arising by contract, tort or otherwise, arising out of the Discrepancies; provided, however, notwithstanding anything in the foregoing to the contrary, both Wal-Mart and Lowe's hereby expressly reserve and retain the right to assert as a defense or affirmative defense in any action to which either is made a party the occurrence of the Discrepancies in the event either Wal-Mart and/or Lowe's, as the case may be, shall be made a party to any litigation except that the Discrepancies shall not be asserted as a defense or affirmative defense to any claims by JDN, its successors and assigns. For purposes of this Agreement, "Excluded Parties" shall mean Jeb L. Hughes, C. Sheldon Whittelsey, IV, J. Donald Nichols, ALA Associates, Inc., GeoSurvey, Ltd., the law firm of McCullough Sherrill, L.L.P., and any current or former associates or partners thereof (collectively, "McCullough Sherrill"), and all Affiliates of any of the foregoing individuals, entities and law firm; provided, however, in no event shall JDN be included within the definition of Excluded Parties. Provided JDN is not in material default under this Agreement (material defaults under this Agreement being limited to defaults by JDN under the provisions of Sections 4(a), (b) and (d) below), Wal-Mart and Lowe's, without waiving, discharging or releasing their respective claims or causes of action, agree not to independently institute and initiate legal proceedings against the Excluded Parties with respect to the Discrepancies. Nothing herein shall preclude the filing of counterclaims by either Wal-Mart or Lowe's against the Excluded Parties in any suits brought by any of the Excluded Parties against either Wal-Mart or Lowe's.

                  (b) JDN, for themselves, their respective legal representatives, successors, assigns and Affiliates, do hereby release, remise and forever discharge Wal-Mart and Lowe's and their respective predecessors, and all past and present officers, directors, shareholders, partners, employees, agents, representatives, attorneys, auditors and Affiliates thereof and, as applicable, their respective executors, administrators, personal representatives, legatees, heirs, successors and assigns (collectively, the "Tenant Parties") from any and all actions, causes of action, claims, demands, damages, liabilities and obligations to the JDN Parties of every kind and nature, whether absolute or contingent, liquidated or unliquidated, due or to become due, whether known or



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

                           unknown, or whether arising by contract, tort or otherwise, arising out of the Discrepancies.

                  (c) JDN, for themselves, their respective legal representatives, successors, assigns and affiliate do hereby specifically release, remise and forever discharge Lowe's and its predecessors, and all past and present officers, directors, shareholders, partners, employees, agents, representatives, legatees, heirs, successors and assigns from any and all rental adjustment obligations or reimbursement or payment obligations to pay to JDN any further sums which arise from, were incurred in connection with or relate to on-site or off-site construction or development costs as to the Lowe's Opelika, Alabama project, which work was governed by that certain Lease between Lowe's Home Centers and JDN Development dated August 28, 1998.

                  (d) JDN hereby covenants and agrees to indemnify, defend and hold harmless both Wal-Mart and Lowe's from and against any and all damages, losses, liabilities, penalties, fines, fees, costs or expenses (including reasonable attorney's fees), suits, proceedings, actions or claims arising from, in connection with or resulting from this Agreement and/or the Discrepancies, brought by or asserted by any third party against Wal-Mart and/or Lowe's, including, without limitation, any shareholders of JDN. In the event any such suits, proceedings, actions or claims are brought, Wal-Mart and/or Lowe's shall provide JDN written notice of the same, and such reasonable information then available concerning the same, in order to provide JDN a reasonable opportunity to resolve the matter prior to Wal-Mart and/or Lowe's incurring substantial fees, costs, expenses or liabilities in connection therewith. In connection with the foregoing, each of Wal-Mart and Lowe's shall have the right to approve any attorney representing their respective interests, and in no event shall any such attorney also represent the interests of JDN. In order to be entitled to the indemnity provided for in this paragraph, neither Wal-Mart nor Lowe's shall settle or compromise any suits, proceedings, actions or claims for which indemnification is being sought without the prior written consent of either JDN Development or JDN Realty, which shall not be unreasonably withheld or delayed, which consent shall be deemed granted in the event both of JDN Development and JDN Realty fail to object by written notice to Wal-Mart and/or Lowe's, as applicable, within fifteen (15) days after written request for such consent (any such written objection must set forth in detail the reasonable grounds upon which such objection is based). If either JDN Realty or JDN Development does not grant its consent to any such settlement (the Non-Consenting Party"), then the Non-



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                           Consenting Party shall be entitled to contest the
                           reasonableness of the settlement in connection with any claim by Wal-Mart or Lowe's for indemnity from the Non-Consenting Party; provided, however, in no event shall failure to grant such consent relieve the Non-Consenting Party of its indemnification obligations under this Section 2(d)

         3.       Representations, Warranties, Acknowledgments and Covenants.

                  (a) JDN represents and warrants that it has attempted to review expeditiously the Transactions for Discrepancies and that it has generally described to Wal-Mart and Lowe's the nature of the Discrepancies ascertained by such review, but that the precise nature and extent of the Discrepancies are currently unknown, and may never be known, but are in excess of Five Million Dollars ($5,000,000) as to each of Lowe's and Wal-Mart.

                  (b) Wal-Mart and Lowe's acknowledge and agree that JDN has generally described the nature of the Discrepancies of which it is aware to the representatives of each, but acknowledge that the precise nature and extent of the Discrepancies are currently unknown, and may never be known. Notwithstanding the foregoing, the parties agree to settle in full any and all disputes, whether now existing or hereinafter arising from or related to the Discrepancies solely on the terms set forth in this Agreement.

                  (c) The parties acknowledge and agree that it would not be beneficial or efficient to conduct a full scale, comprehensive review in an attempt to identify with particularity or quantify the Discrepancies, and enter into this Agreement in settlement of a potential dispute.

                  (d) Without limiting JDN's duties set forth in Section 4(e) hereof, the parties acknowledge and agree that JDN is in no way obligated to further investigate or report any further findings with respect to the Discrepancies to Wal-Mart or Lowe's, or to at any time or for any reason open or make available its books and records to Wal-Mart or Lowe's for a further investigation into the nature and extent of any actual Discrepancies; provided, however, that from and after the date of this Agreement, JDN shall inform Wal-Mart and Lowe's, as applicable, of any further material (either qualitative or quantitative) information or evidence discovered by JDN with respect to the Discrepancies. Nothing in this paragraph shall be construed to affect or limit Wal-Mart and Lowe's right to take actions necessary to fulfill discovery requests that may be served on Wal-Mart or Lowe's in connection with litigation with third parties or conduct discovery in the context of any litigation



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

                           between any of the parties hereto brought as a result of a breach or default under this Agreement.

                  (e) JDN hereby represents and warrants that both JDN Development and JDN Realty have the authority and power to enter into this Agreement and to consummate the transactions contemplated herein; that specific corporate resolutions of the Boards of Directors from JDN Development and JDn Realty authorizing this Agreement shall be submitted to Wal-Mart and Lowe's upon the execution of this Agreement by all parties, and that upon execution hereof both JDN Development and JDN Realty will be legally obligated to Wal-Mart and Lowe's in accordance with the terms and provisions of this Agreement.

                  (f) Wal-Mart hereby represents and warrants that both Wal-Mart Stores and Wal-Mart Trust have the authority and power to enter into this Agreement and to consummate the transactions contemplated herein; and that upon execution hereof both Wal-Mart Stores and Wal-Mart Trust will be legally obligated to JDN in accordance with the terms and provisions of this Agreement.

                  (g) Lowe's hereby represents and warrants that Lowe's has the authority and power to enter into this Agreement and to consummate the transactions contemplated herein; and that upon execution hereof Lowe's will be legally obligated to JDN in accordance with the terms and provisions of this Agreement.

                  (h) Except as expressly set forth in this Agreement, nothing contained herein shall be construed as amending, modifying, supplementing or otherwise altering in any manner the Existing Leases, Purchases, Other Transactions or Pending Transactions.

         4.       Covenants and Conditions.

                  (a) In consideration of Wal-Mart's agreements as set forth herein, JDN shall pay Wal-Mart the sum of $5,000,000,which payment shall be made (i) upon the date the funding of the Approved Wal-Mart Sale shall occur, or (ii) within ten (10) days of the date of this Agreement, whichever occurs earlier. Failure to make such payment as and when required under this
                           Section 4(a) shall constitute a material default by JDN under this Agreement.

                  (b) In consideration of Lowe's agreements as set forth herein, JDN shall pay Lowe's the sum of $5,000,000, which payment shall be made (i) upon the date the funding of the Approved Wal-Mart Sale shall occur, or
                           (ii) within ten (10) days of the date of this



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

                           Agreement, whichever occurs earlier. Failure to make such payment as and when required under this Section 4(b) shall constitute a material default by JDN under this Agreement.

                  (c) Notwithstanding the Discrepancies, Wal-Mart and JDN and Lowe's and JDN agree to continue the process of negotiation and documentation with respect to the Proposed Transactions; however, nothing herein shall be construed as (i) creating any agreement or contract between Wal-Mart and JDN or Lowe's and JDN with respect to any of the Proposed Transactions;
                           (ii) imposing any obligation on the part of either Wal-Mart or Lowe's to continue to discuss, enter into agreements or consummate any transaction with JDN with respect to any of the Proposed Transactions; or
                           (iii) creating by this Agreement any duty of good faith, fair dealing or other duty with respect to either Wal-Mart's or Lowe's dealings with JDN in connection with any of the Proposed Transactions. The parties hereto acknowledge and agree that no agreement shall exist between Wal-Mart and JDN or Lowe's and JDN with respect to any Proposed Transaction unless Wal-Mart and JDN or Lowe's and JDN, as the case may be, shall successfully negotiate, reach agreement and execute a definitive written agreement concerning the same.

                  (d) In the event that JDN (whether prior to, concurrent with or subsequent to the date of this Agreement) recovers any sums or other property from one or more of the Excluded Parties or former attorneys related to or based on allegations of wrongdoing by the Excluded Parties involving acts or omissions prior to the date of this Agreement, including but not limited to the Discrepancies ("Wrongful Acts") or who remit funds or other property to either JDN Realty or JDN Development related to the Wrongful Acts, or if either JDN Realty or JDN Development otherwise recovers sums or other property relating to the Wrongful Acts from bonds, insurance or other sources, JDN shall pay each Wal-Mart and Lowe's one-quarter of the amount of any such recovery promptly upon JDN's receipt thereof, net of one-quarter of all actual attorneys' fees, costs and disbursements directly related to such recovery and one-quarter of other expenses actually incurred and directly related to obtaining and collecting such recovery; provided, however, in no event shall any fees, costs, disbursements and other expenses expended, accrued or otherwise relating to services performed prior to the date hereof, or any fees, costs, disbursements and other expenses related to the settlement agreements referred to in the next to last sentence of this
                           Section 4(d), be included for the purpose of determining the amounts payable to Wal-Mart and Lowe's pursuant to this Section 4(d).



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
                           The parties hereto acknowledge and agree that neither Wal-Mart nor Lowe's shall be entitled to recover any portion of the proceeds received by JDN (i) from its D&O insurance carrier or any other party or entity for purposes of JDN making any payment over to or held for the benefit of any third parties (including shareholders) in full or partial settlement or satisfaction of any securities claims against JDN or its existing officers and directors (including any legal fees and expenses reimbursed to JDN by its D&O carrier) and which are in fact paid over to third parties, and (ii) in connection with the proposed settlement agreements on the compensation-related claims with J. Donald Nichols, Jeb L. Hughes, C. Sheldon Whittelsey, IV and ALA Associates, Inc., provided such settlements are substantially in the form and amounts provided to Wal-Mart and Lowe's prior to the execution of this Agreement, and provided such agreements shall not relieve said parties from any liability with respect to the Discrepancies. Any default by JDN under the provisions of this Section 4(d) shall constitute a material default by JDN under this Agreement.

                  (e) JDN shall provide reasonable cooperation with all governmental agencies, including the Securities and Exchange Commission, Internal Revenue Service and the Justice Department in connection with participation by former officers or directors of JDN Realty or JDN Development in the Discrepancies; provided that nothing contained herein shall require JDN to waive any applicable privileges.

                  (f) This Agreement is contingent upon JDN receiving an extension of its current credit facility or otherwise obtaining a credit facility ("Credit Facility") on terms acceptable to JDN and sufficient, in the reasonable opinion of Wal-Mart and Lowe's, to allow JDN to undertake the Pending Transactions and the Proposed Transactions in accordance with this Agreement. In the event that such a Credit Facility is not obtained on or prior to May 26, 2000, this Agreement shall be null and void and the parties shall be released from any and all liabilities, duties and obligations hereunder.


         5.       Definitions.

                  (a) The term "Affiliate" as used herein shall mean (i) any person or entity of which the subject party owns, directly or indirectly, more than ten percent (10%) of the issued and outstanding voting stock or in which the subject party owns, directly or indirectly, more than a ten percent (10%) interest, (ii) any person or entity Controlled, directly or indirectly, through one or more intermediaries, by the subject party, (iii) any person or entity Controlling the subject party, directly or indirectly, through one or more intermediaries, and (iv) any person or entity Controlled by a person or entity Controlling the subject party, directly or indirectly, through one or more intermediaries.

                  (b) "Control shall mean the direct or indirect possession of the power to direct or cause the direction of the management or policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

         6.       Miscellaneous.

                  (a) Each party hereto has reviewed and had the opportunity to revise this Agreement and each party has had the opportunity, whether exercised or not, to have its attorneys review this Agreement.

                  (b) This Agreement shall be governed by and construed in accordance with the internal laws of the state of Georgia, without regard to principals of conflicts of law, and any dispute between the parties arising under this Agreement shall be litigated solely in the state or federal courts in Georgia.

                  (c) This Agreement may be executed in one or more counterparts, by facsimile or otherwise, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

                  (d) If any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable for any reason, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement but shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If any provision of this Agreement were capable of two constructions, one of which would render the provision void, voidable or unenforceable and the other of, which would render the provision valid, then the provision shall have the meaning that renders it valid.

                  (e) This Agreement sets forth the final and entire agreement between the parties hereto, and fully supersedes any and all prior agreements or understandings between the parties pertaining to this subject matter.

                  (f) The obligations of JDN Development and JDN Realty hereunder shall be joint and several.

                  (g) Any notices, demands, requests or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or a widely recognized national overnight courier service or mailed by United States registered or certified



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

                           mail, return receipt requested, postage prepaid and addressed to each party at its address as set forth below:

                           To JDN:          JDN Development Company, Inc.
                                            359 East Paces Ferry Road
                                            Suite 450
                                            Atlanta, Georgia 30305
                                            Attention: Chief Executive Officer

                           To Wal-Mart:     Wal-Mart Stores, Inc.
                                            2001 Southeast 10th Street
                                            Bentonville, Arkansas 72712
                                            Attention: Paul Carter

                           To Lowe's:       Lowe's Home Centers, Inc.
                                            P.O. Box 1111
                                            (Highway 268 East, North Wilkesboro,
                                            North Carolina  28659)
                                            N. Wilkesboro, North Carolina  28656
                                            Attention: Law Dept. (REO)

                           Any such notice, request or other communication shall be considered given or delivered, as the case may be, on the date of hand or overnight courier delivery or upon deposit in the United States mail as provided above. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, request or other communication. By giving at least five (5) days prior written notice thereof, any party may from time to time at any time change its mailing address hereunder.

                  (f) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal by their duly authorized officers as of the date first above written.

                                    JDN REALTY CORPORATION

ATTEST:

                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    JDN DEVELOPMENT COMPANY, INC.

ATTEST:

                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    WAL-MART STORES, INC.

ATTEST:

                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    WAL-MART REAL ESTATE BUSINESS TRUST

ATTEST:

                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                    LOWE'S COMPANIES, INC.

ATTEST:

                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                    LOWE'S HOME STORES, INC.

ATTEST:

                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Title:
                                           -------------------------------------

                                   EXHIBIT A-1

                          EXISTING WAL-MART LEASES(1)

                                                                                            YEAR
                                                                                          COMPLETED
                                                                                          ---------
  1 BUFORD, GA                    MILL CREEK CROSSING                 WAL-MART              1998
  2 CANTON, GA                    RIVER POINTE                        WAL-MART              1996
  3 CHARLESTON, SC                ASHLEY CROSSING                     WAL-MART              1991
  4 CUMMING, GA                   CUMMING MARKETPLACE                 WAL-MART              1997
  5 DECATUR, AL                   EAST SIDE PLAZA                     WAL-MART              1980
  6 HENDERSONVILLE, NC            EASTRIDGE CROSSING                  WAL-MART              1988
  7 LAGRANGE, GA                  (WAL-MART ONLY)                     WAL-MART              1984
  8 LAKE CITY, SC                 KELLEY CORNERS                      WAL-MART              1991
  9 LAWRENCEVILLE, GA             TOWN CENTER                         WAL-MART              1989
 10 LEXINGTON, VA                 LEXINGTON COMMONS                   WAL-MART              1989
 11 MADISON, GA                   BEACON HEIGHTS                      WAL-MART              1989
 12 NASHVILLE, TN                 CHARLOTTE PIKE                      WAL-MART              1998
 13 NEWNAN, GA                    NEWNAN CROSSING                     WAL-MART              1995
 14 OCALA, FL                     OCALA WEST SHOPPING CENTER          WAL-MART              1989
 15 OPELIKA, AL                   PEPPERELL CORNERS                   WAL-MART              1993
 16 ROCKINGHAM, NC                PINERIDGE CROSSING                  WAL-MART              1986
 17 SOUTH BOSTON, VA              TRI-RIVERS PLAZA                    WAL-MART              1989
 18 WILMINGTON, NC                MYRTLE GROVE                        WAL-MART              1990
 19 WOODSTOCK, GA                 WOODSTOCK PLACE                     WAL-MART              1995


* Include all existing Wal-Mart leases, including executed leases for projects under development.

                                   EXHIBIT A-2

                            EXISTING LOWE'S LEASES(2)

                                                                                        YEAR
                                                                                      COMPLETED
                                                                                      ---------
  1 ALPHARETTA, GA                                                     LOWE'S            1998
  2 BUFORD, GA                        MILL CREEK CROSSING              LOWE'S            1998
  3 BURLINGTON, OH                    TRI-STATE PLAZA                  LOWE'S            1995
  4 CUMMING, GA                       CUMMING MARKETPLACE              LOWE'S            1999
  5 HAMPTON, VA                                                        LOWE'S
  6 HENDERSONVILLE, TN                                                 LOWE'S            1999
  7 LILBURN, GA                       PLEASANT HILL                    LOWE'S            1997
  8 MARIETTA, GA                      GARRISON RIDGE                   LOWE'S            1997
  9 MONACA, PA                        TOWNSHIP MARKETPLACE             LOWE'S            1997
 10 NASHVILLE, TN - CH. PK            CHARLOTTE PIKE                   LOWE'S            1998
 11 NEWNAN, GA                        NEWNAN CROSSING                  LOWE'S            1995
 12 OPELIKA, AL                                                        LOWE'S            1999
 13 ROCKINGHAM, NC                    PINERIDGE CROSSING               LOWE'S            1992
 14 STONE MOUNTAIN, GA                                                 LOWE'S            1998
 15 TALLAHASSEE, FL                   CAPITAL WEST                     LOWE'S            1990
 16 WARNER ROBINS, GA                 WARNER ROBINS PLACE              LOWE'S            1997
 17 WOODSTOCK, GA                                                      LOWE'S            1997

                                   EXHIBIT B-1

                               WAL-MART PURCHASES




                                                                                 YEAR
                                                                               COMPLETED
                                                                               ---------

   1 ALBANY, GA                                      SAM'S                         1993
   2 AMERICUS, GA                                    WAL-MART                      1983
   3 ATHENS, GA                                      WAL-MART                      1980
   4 ATHENS, GA           ATHENS EAST                WAL-MART                      2000
   5 ATLANTA, GA                                     WAL-MART (JOHNSON FERRY RD)   1992
   6 ATLANTA, GA                                     SAM'S                         1992
   7 AUSTELL, GA          HERITAGE HILLS             WAL-MART
   8 BAINBRIDGE, GA                                  WAL-MART
   9 BREMEN, GA                                      WAL-MART
  10 BROWNSVILLE, TX      STRAWBERRY SQUARE          WAL-MART                      1986
  11 BRUNSWICK, GA                                   WAL-MART                      1985
  12 BURLINGTON, OH       TRI-STATE PLAZA            WAL-MART/SAM'S                1989
  13 BURLINGTON, OH                                  WAL-MART                      1995
  14 CAIRO, GA            CAIRO CROSSING             WAL-MART
  15 CALHOUN, GA          INDIAN HILLS               WAL-MART
  16 CANTON, GA           RIVERPLACE                 WAL-MART                      1984
  17 CARTERSVILLE, GA     FELTON'S CROSSING          WAL-MART                      1984
  18 CARTERSVILLE, GA     BARTOW MARKETPLACE         WAL-MART                      1995
  19 CHARLESTON, SC       ASHLEY CROSSING            WAL-MART                      1991
  20 CHERAW, SC           CHESTERFIELD COMMONS       WAL-MART                      1990
  21 CIRCLEVILLE, OH      PICKAWAY CROSSING          WAL-MART
  22 CONYERS, GA          CONYERS PLAZA              WAL-MART                      1996
  23 CORDELE, GA                                     WAL-MART                      1986
  24 CORDELE, GA          CORDELE MARKETPLACE        WAL-MART                      1997
  25 COVINGTON, GA        MARTIN'S CROSSING          WAL-MART                      1990
  26 CUMMING, GA                                     WAL-MART                      1983
  27 CUMMING, GA          CUMMING MARKETPLACE        WAL-MART                      1997
  28 DECATUR, GA          WESLEY CHAPEL CROSSING     WAL-MART
  29 DECATUR, IL          DECATUR MARKETPLACE        WAL-MART                      1999
  30 DILLON, SC                                      WAL-MART                      1984
  31 DOUGLASVILLE, GA                                WAL-MART                      1982
  32 DOUGLASVILLE, GA     DOUGLAS CROSSING           WAL-MART                      1990
  33 DUBLIN, GA                                      WAL-MART
  34 EASTMAN, GA          DODGE COUNTY MARKETPLACE   WAL-MART                      1986
  35 EDINBURG, TX                                    WAL-MART                      1981
  36 FAYETTEVILLE, GA                                WAL-MART                      1982
  37 FITZGERLAD, GA                                  WAL-MART                      1983
  38 FLORENCE, SC                                    WAL-MART                      1989
  39 FORT WALTON, FL      WHITE SANDS                WAL-MART                      1985
  40 FRANKLIN, TN         ALEXANDER PLAZA            WALMART                       1979
  41 FRANKLIN, TN                                    SAM'S                         1999
  42 GADSDEN, AL          EASTSIDE PLAZA             WAL-MART                      1980
  43 GAINESVILLE, GA                                 WAL-MART                      1984
  44 GALLIPOLIS, OH       GALLIPOLIS MARKETPLACE     WAL-MART                      1997
  45 GRIFFIN, GA          ELLIS CROSSING             WAL-MART                      1985
  46 GULF BREEZE, FL      GULF BREEZE MARKETPLACE    WAL-MART                      1998
  47 HARLENGIN, TX                                   WAL-MART
  48 HARTSVILLE, GA                                  WAL-MART                      1987
  49 HARTWELL, GA                                    WAL-MART                      1987
  50 HAZELHURST, GA                                  WAL-MART                      1986
  51 HICKORY, NC          HICKORY CORNERS            WAL-MART
  52 IRVING, TX           MACARTHUR MARKETPLACE      WAL-MART                      1999
  53 IRVING, TX           MACARTHUR MARKETPLACE      SAM'S                         1999
  54 KENNESAW, GA         WADE GREEN CROSSING        WAL-MART
  55 LAFAYETTE, IN                                   WAL-MART                      1999
  56 LANSING, MI                                     WAL-MART                      1999
  57 LEEDS, AL                                       WAL-MART
  58 LENOIR CITY, TN      TELLICO PLAZA              WAL-MART
  59 LEXINGTON, KY        SOUTH FARM                 WAL-MART                      1998
  60 LEXINGTON, KY        NORTH PARK                 WAL-MART                      1999
  61 LUMBERTON, NC                                   WAL-MART
  62 MARION, VA           SMYTH VALLEY CROSSING      WAL-MART                      1989
  63 MCALLEN, TX                                     WAL-MART                      1981
  64 MELBOURNE, FL                                   WAL-MART                      1990
  65 MILWAUKEE, WI        SOUTHGATE                  WAL-MART
  66 MISSION TX                                      WAL-MART                      1981
  67 MONCK, SC            MONCK'S CORNER             WAL-MART                      1988
  68 MONROE, GA                                      WAL-MART                      1983
  69 MORROW, GA                                      WAL-MART                      1986
  70 MOULTRIE, GA                                    WAL-MART                      1986
  71 OPELIKA, AL          PEPPERELL CORNERS          WAL-MART                      1981
  72 OVERLAND PARK, KS                               SAM'S                         2000
  73 PARKER, CO                                      WAL-MART
  74 PHARR, TX                                       WAL-MART                      1982
  75 POOLER, GA                                      WAL-MART                      2000
  76 RIVERDALE, GA        MERCHANT'S SQUARE          WAL-MART                      1986
  77 RIVERDALE, GA                                   WAL-MART
  78 ROME, GA                                        WAL-MART/SAM'S                1993
  79 SCOTTSBORO, AL       SCOTTSBORO MARKETPLACE     WAL-MART                      1999
  80 SNELLVILLE, GA       SNELLVILLE OAKS            WAL-MART
  81 STAUNTON, VA         STATLER CROSSING           WAL-MART
  82 STOCKBRIDGE, GA      MAYS CROSSING              WAL-MART
  83 SUMTER, SC           MERCHANT'S WALK            WAL-MART                      1985
  84 SWAINSBORO, GA                                  WAL-MART                      1986
  85 TALLAHASSEE, FL      CAPITAL WEST               WAL-MART                      1989
  86 THOMASVILLE, GA                                 WAL-MART
  87 TIFTON, GA           TIFTON CORNERS             WAL-MART                      1986
  88 TUCKER, GA           COFER CROSSING             WAL-MART                      1998
  89 UNION CITY, GA       SHANNON SQUARE             WAL-MART                      1986
  90 VALDOSTA, GA                                    WAL-MART                      1981
  91 VAN WERT, OH                                    WAL-MART
  92 VIDALIA, GA                                     WAL-MART                      1985
  93 WALLACE, NC          WALLACE CROSSING           WAL-MART
  94 WARNER ROBINS        WARNER ROBINS PLACE        WAL-MART
  95 WAVELAND, MS                                    WAL-MART                      1986
  96 WAYNESBORO, GA                                  WAL-MART
  97 WINSTON-SALEM        KESTER MILL VILLAGE        WAL-MART                      1997
  98 WOODSTOCK, GA        WOODSTOCK PLACE            WAL-MART                      1984


                                   EXHIBIT B-2

                                LOWE'S PURCHASES


                                                                             YEAR
                                                                           COMPLETED
                                                                           ---------
  1 ASHEVILLE, NC               PATTON AVENUE                  LOWE'S        1999
  3 BRANDON, FL                 BRANDON LAKE VILLAGE           LOWE'S        1997
  4 CARTERSVILLE, GA            BARTOW MARKETPLACE             LOWE'S        1995
  5 CONYERS, GA                                                LOWE'S
  6 DOUGLASVILLE, GA            DOUGLASVILLE MARKETPLACE       LOWE'S        1999
  7 FAYETTEVILLE, GA                                           LOWE'S        2000
  8 FRANKLIN, TN                                               LOWE'S        1998
  9 GULF BREEZE, FL             GULF BREEZE MARKETPLACCE       LOWE'S
 10 JOHNSON CITY, TN                                           LOWE'S        1999
 11 LAKELAND, FL                                               LOWE'S        1999
 12 LANSING, MI                                                LOWE'S
 13 LEXINGTON, KY               SOUTH FARM                     LOWE'S        1998
 14 LUMBERTON, NC                                              LOWE'S        1999
 15 MURFREESBORO, TN            TOWN CENTRE                    LOWE'S        1998
 16 OPELIKA, AL                 PEPPERELL CORNERS              LOWE'S        1992
 17 RICHMOND, KY                                               LOWE'S        1992
 18 SOUTH FLORENCE, SC                                         LOWE'S        2000
 19 STEUBENVILLE, OH                                           LOWE'S        1996


                                   EXHIBIT C-1

                        PENDING WAL-MART TRANSACTIONS(3)



       1 LEXINGTON, KY (SOUTHFARM)
       2 LEXINGTON, KY (NORTHPARK)
       3 SCOTTSBORO, AL
       4 POOLER, GA
       5 ATHENS, GA
       6 WARNER ROBINS, GA
       7 IRVING, TX - WAL-MART
       8 IRVING, TX - SAM'S
       9 LANSING, MI
      10 OVERLAND PARK, KS
      11 LAFAYETTE, IN
      12 MILWAUKEE, WI

* Include all signed Wal-Mart agreements other than leases, including agreements for projects under development.

                                   EXHIBIT C-2

                          PENDING LOWE'S TRANSACTIONS(4)



       1 GULF BREEZE, FL
       2 CONYERS, GA
       3 CHAMBLEE, GA
       4 HAMPTON, VA
       5 W. LANSING, MI
       6 NORCROSS, GA




                                      C-2